SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
   |_|  Preliminary Proxy Statement              |_|  Confidential, For Use
   |X|  Definitive Proxy Statement                    of the Commission Only
   |_|  Definitive Additional Materials               (as permitted by Rule
   |_|  Soliciting Material Pursuant to               14a-6(e)(2))
        Rule 14a-11(c) or Rule 14a-12

                                  Xtrana, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

          |X|  No Fee Required

          |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5)  Total fee paid:

--------------------------------------------------------------------------------
          |_|  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
          (3)  Filing party:

--------------------------------------------------------------------------------
          (4)  Date filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 OF XTRANA, INC.
                            To Be Held June 13, 2002

TO THE STOCKHOLDERS OF
XTRANA, INC.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Xtrana, Inc., which will be held at the DoubleTree Hotel, 8773 Yates Drive, Westminster, Colorado 80030-3678, on Thursday, June 13, 2002, at 1:00 p.m. Mountain time, to consider and act upon the following matters:

1.   The election of directors;

2. To ratify the appointment of Ernst & Young LLP, as our independent public accountants for the year ending December 31, 2002; and

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 15, 2002, as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The six nominees for directors who receive the highest number of votes will be elected. There will continue to be a vacancy on the Board following the Annual Meeting. The appointment of the independent accountants requires the affirmative vote of a majority of the total votes cast on the proposal.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

     The accompanying Proxy Statement and the Appendices thereto form a part of this notice.

                                              By Order of the Board of Directors

                                              /s/ Michael D. Bick, Ph.D.
                                              ----------------------------------
                                              Michael D. Bick, Ph.D.
                                              Chairman of the Board

590 Burbank Street, Suite 205
Broomfield, Colorado 80020
(303) 466-4424
April 29, 2002

                                  XTRANA, INC.

                                -----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 13, 2002

     This Proxy Statement is being furnished to you as a holder of outstanding shares of Xtrana common stock, par value $0.01 per share, in connection with the solicitation of proxies by the Board of Directors of Xtrana, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held at the DoubleTree Hotel, 8773 Yates Drive, Westminster, Colorado 80030-3678, on Thursday, June 13, 2002, at 1:00 p.m. Mountain time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing with the Secretary of Xtrana, at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

     The close of business on April 15, 2002, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 17,470,215, par value $.01 per share, the only outstanding voting security of Xtrana. As of the record date, we had approximately 240 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

     Our principal executive offices are located at 590 Burbank Street, Suite 205, Broomfield, Colorado, 80020. This Proxy Statement and the accompanying proxy are being mailed to our stockholders on or about May 3, 2002.

     At the Annual Meeting, the stockholders will consider and vote upon proposals to (i) elect six directors, (ii) ratify the appointment of Ernst & Young LLP as our independent public accountants for the fiscal year ended December 31, 2002, and (iii) such other proposals as may properly come before the Annual Meeting or any adjournment thereof.

     THE XTRANA BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS A VOTE "FOR" ELECTION
OF  THE  NOMINATED   DIRECTORS  AND  THE  RATIFICATION  OF  APPOINTMENT  OF  THE
INDEPENDENT PUBLIC ACCOUNTANTS.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the Company's Board of Directors currently consists of seven members. At each annual meeting of the Company's stockholders, directors are elected for a one-year term. At the 2002 Annual Meeting, each director will be elected for a term expiring at the 2003 Annual Meeting. The Board of Directors proposes the nominees named below.

     Unless marked otherwise, proxies received will be voted FOR the election of the each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

     The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                              Michael D. Bick, Ph.D.
                              Douglas L. Ayer
                              James H. Chamberlain
                              Timothy J. Dahltorp
                              John C. Gerdes, Ph.D.
                              N. Price Paschall

     The Board of Directors unanimously recommends that stockholders vote FOR the election of the directors nominated herein.

INFORMATION WITH RESPECT TO EACH DIRECTOR, NOMINEE AND CERTAIN OFFICERS.

     The following table sets forth certain information with respect to each director, nominee and executive officer of the Company as of April 29, 2002.

                                                                       DIRECTOR/
                                                                       OFFICER
         NAME             AGE               POSITION                    SINCE
----------------------    ---   ----------------------------------    ----------
Michael D. Bick, Ph.D.    57    Chairman of the Board, Director         1991
                                  and Director Nominee
Douglas L. Ayer           64    Director and Director Nominee           1993
N. Price Paschall         53    Director and Director Nominee           1997
James H. Chamberlain      54    Director and Director Nominee           1998
Stephen K. Schultheis     56    Director (1)                            2000
John C. Gerdes, Ph.D.     53    Chief Scientific Officer, Director      2000
                                  and Director Nominee
Timothy J. Dahltorp       40    Chief Executive Officer, Chief          2000
                                  Financial Officer, Corporate
                                  Secretary, Director and
                                  Director Nominee
----------
(1) Mr. Schultheis has informed the Company that he has decided not to stand for election as a result of other business obligations, and will resign from the Board, effective as of the Annual Meeting.

     All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any directors or officers of the Company.

     Michael D. Bick, Ph.D. was elected Chief Executive Officer in August 1991, Chairman of the Board in July 1993 and President in January 1996. Subsequent to the Company's merger with Xtrana, Inc., Dr. Bick retired as Chief Executive Officer and President. In 1988, Dr. Bick founded Xtrana's former subsidiary, MeDiTech, and was President and Chief Executive Officer thereof until it was acquired by Biopool in January 1992. Prior to that date, he was co-founder and president of a privately held medical device firm for ten years.

Dr. Bick received a Ph.D. in molecular biology from the University of Southern California in 1971 and was affiliated with the Harvard Medical School and Children's Hospital Medical Center in Boston carrying out research in human genetics from 1971 to 1974. Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978. Dr. Bick currently serves on the Board of Counselors of the School of Pharmacy, University of Southern California. Dr. Bick is also on the Board of Directors of Biotech.com, a privately held company that supplies goods and services to the biotech/biopharma industry.

     Douglas L. Ayer is currently President and Managing Partner of International Capital Partners of Stamford, CT. Mr. Ayer was previously Chairman and Chief Executive Officer of Cametrics, a manufacturer of precision metal components, and has held executive positions at Paine Webber and McKinsey & Co., Inc. Mr. Ayer also serves as a director of Mission Critical Software, Inc., a developer of enterprise-scale Windows NT systems administration and management software products.

     N. Price Paschall is the founder and Managing Partner of Context Capital Group (formerly HealthCare Capital Advisors) since 1993. Context Capital Group provides merger and acquisition advice to middle market companies, focusing on the medical service industry. Prior to Context Capital Group, Mr. Paschall was a Vice Chairman and founder of Shea, Paschall and Powell-Hambros Bank (SPP Hambros & Co.), a firm specializing in mergers and acquisitions. Mr. Paschall holds a degree in business administration from California Polytechnic University in Pomona. Since 1994, Mr. Paschall has served on the Board of Directors and provided certain corporate financial services to Advanced Materials Group, a manufacturer and fabricator of specialty foams, foils, films and pressure-sensitive adhesive components.

     James H. Chamberlain is the founder of BioSource International, Inc., a California-based, Nasdaq National Market System company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets. Mr. Chamberlain founded BioSource in 1989, and retired as a director of BioSource and as its Chairman, President, and Chief Executive Officer in 2000. Prior to BioSource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc. Mr. Chamberlain also serves on the Board of Directors of EcoSoil Systems, Inc., an agricultural biotechnology firm. Mr. Chamberlain received a B.S. degree in biology and chemistry from West Virginia University in 1969 and completed an MBA Executive Program at Pepperdine University in 1981.

     John C. Gerdes, Ph.D. Dr. Gerdes is the Vice President of Research and Development for Xtrana and became a director and Chief Scientific Officer concurrent with the Company's merger with Xtrana in 2000. In 1996, he conceived of a unique point of care approach for DNA diagnostics, the development of which resulted in the formation of Xtrana. From 1988 to 1998, he was the Director of Paternity Analysis and Clinical Director at IAD where he supervised clinical testing and introduced PCR and other nucleic acid based clinical tests. He has twenty-one publications primarily focused on molecular methods of virus detection.  He has  recently  filed four  patents  that  provide  the  technical foundation of the Xtrana business plan. Dr. Gerdes received a B.S. in Microbiology from the University of Wyoming in 1970, and a Ph.D. in Microbial Genetics from the University of California at Los Angeles (UCLA) in 1974. After completing a four-year post-doctoral fellowship in Virology, again at UCLA, he spent four years as an assistant professor at the University of Colorado Health Sciences Center in Denver before accepting a position at Immunological Associates of Denver (IAD), a specialty reference testing laboratory.

     Timothy J. Dahltorp. Mr. Dahltorp joined the Company as Chief Financial Officer in September 2000 and was appointed Chief Executive Officer and a Director in June 2001. Prior to joining the Company, he was Chief Financial Officer and Treasurer of The Broe Companies, Inc., a collection of privately-held companies based in Denver, Colorado. Prior to that, Mr. Dahltorp was Executive Vice President, Chief Financial Officer and Treasurer for Alliance Entertainment Corp. in New York City, New York, a publicly traded, $750 million distributor of pre-recorded music and related products. Mr. Dahltorp received a B.S.

degree in Finance at Drake University in Des Moines, Iowa, in 1983, and a Masters of Business Administration at DePaul University in Chicago, Illinois, in 1987.

BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2001, the Board of Directors met eight times. Each director attended in excess of 75% of all meetings of the Board of Directors held during the year. The Board of Directors has an Audit Committee that met once during 2001. This committee oversees the work of the Company's auditors with respect to financial and accounting matters. Messrs. Ayer, Paschall, Schultheis and Chamberlain are members of the Audit Committee, although Mr. Schultheis has resigned, effective as of the Annual Meeting. The Board of Directors also has a Compensation Committee, which met once during fiscal year 2001. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees. Messrs. Ayer, Paschall, Schultheis and Chamberlain are members of the Compensation Committee, although Mr. Schultheis has resigned, effective as of the Annual Meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's Common Stock is traded on the Over-The-Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, each member of the Audit Committee is independent as defined in Rule 4200(a)(15) for the listing standards of the Nasdaq Stock Market. The Audit Committee does not have a written charter. During fiscal year 2001, the Audit Committee met one time. In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Ernst & Young LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended December 31, 2001.

     The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                              AUDIT COMMITTEE
                              N. Price Paschall, Chair
                              Douglas L. Ayer
                              James H. Chamberlain
                              Stephen K. Schultheis

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Timothy Dahltorp, the Company's Chief Executive Officer and Chief Financial Officer, was formerly the chief financial officer of Alliance Entertainment Corp., a company that filed for Chapter 11 bankruptcy in 1997.

                             EXECUTIVE COMPENSATION

     The following tables set forth certain information as to the Company's Chairman, Chief Executive Officer, Vice President Marketing and Business
Development, and Chief Financial Officers, Chief Scientific Officer, and Vice President/General Manager. No other executive officer of the Company had compensation in excess of $100,000 during the period:

SUMMARY COMPENSATION TABLE


                                           ANNUAL COMPENSATION
                                --------------------------------------
NAME AND PRINCIPAL POSITION     YEAR       SALARY    BONUS    OTHER(1)   OPTIONS
---------------------------     ----       -------   ------   --------   -------
Michael D. Bick, Ph.D.          2001       140,400             9,600
Chairman                        2000 (2)   159,099   65,000    5,789      15,000
                                1999       160,000            12,000

Timothy J. Dahltorp             2001       184,898   20,000              200,000
Chief Executive Officer         2000 (3)    53,843   17,000              300,000
and Chief Financial Officer

John C. Gerdes, Ph.D.           2001       144,093             1,441
Chief Scientific Officer        2000 (4)    57,078

John H. Wheeler                 2001 (5)   227,659               600
Chief Executive Officer         2000        80,518

Patrick J. O'Leary, Ph.D.       2001 (6)   160,000             4,800
Vice President/General          2000        55,385                       250,000
Manager

----------
(1) Represents payment of a car allowance and contributions to the Company's 401(k) profit sharing plan.
(2) Dr. Bick retired as President and Chief Executive Officer effective August 10, 2000.
(3)  Mr. Dahltorp's hire date was September 18, 2000.
(4)  Dr. Gerdes became Chief Scientific Officer effective August 10, 2000.
(5) Mr. Wheeler became Chief Executive Officer effective August 10, 2000. Subsequently, Mr. Wheeler resigned effective February 9, 2001. Compensation for the remainder of 2001 represents payments under a separation agreement that expired February 9, 2002.
(6) Dr. O'Leary's hire date was August 21, 2000. In connection with the sale of the Hemostasis business to Trinity Biotech plc in December of 2001, the Company terminated Dr. O'Leary's employment agreement on January 8, 2002.

OPTION GRANTS IN LAST FISCAL YEAR


                                        PERCENT OF
                                       TOTAL OPTIONS
                                        GRANTED TO
                         OPTIONS       EMPLOYEES IN      EXERCISE     EXPIRATION
       NAME             GRANTED(1)      FISCAL YEAR       PRICE          DATE
-------------------     ----------     -------------     --------     ----------
Timothy J. Dahltorp       50,000            9.82         $0.7812       4/2/2011
Timothy J. Dahltorp      150,000           29.47          $0.65        8/1/2011

----------
(1) 20% of the options granted are exercisable one year following the date of grant. The remaining Options become exercisable in a series of 48 successive monthly installments each equal to 1/60th of the Options.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

              NUMBER OF UNEXERCISED OPTIONS AT VALUE OF UNEXERCISED

                                                         IN-THE-MONEY OPTIONS AT
                                     YEAR-END                  YEAR-END(1)
                           -------------------------   -------------------------
       NAME                EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-------------------------  -------------------------   -------------------------
Michael D. Bick, Ph.D.           64,347 / 18,118               $ 0 / 0
Timothy J. Dahltorp              93,749 / 406,251                0 / 0
Patrick J. O'Leary, Ph.D.        83,333 / 166,667                0 / 0

----------
(1) Determined as the difference between the closing trade price on December 31, 2001 ($0.56/share) and the aggregate price of the options covering such shares.

COMPENSATION OF DIRECTORS

     Non-employee directors receive $6,000 per calendar year, plus $1,000 for each face-to-face Board of Directors meeting attended and $250 for each telephonic Board of Directors meeting attended. The Company pays all out-of-pocket fees of attendance. In addition, non-employee directors receive non-qualified stock options to purchase 15,000 shares of the Company's common stock under the 1993 Incentive Stock Option Plan per year.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     In July 1999, the Company entered into an executive employment agreement with Michael D. Bick, Ph.D. The executive employment agreement became effective when the Merger was consummated August 10, 2000. Under the executive employment agreement, Dr. Bick no longer serves as our President and Chief Executive Officer, but will continue to be the Company's Chairman for a term of three years. The agreement provides for compensation to Dr. Bick of $150,000 during each year of the term, inclusive of a car allowance and dues to a club. Under the agreement, Dr. Bick is not required to provide more than 50 hours of services per month, and may terminate the agreement and receive all consideration due to him thereunder if there is a change in control of the Company that results in a material modification to Dr. Bick's duties under the agreement.

     In August 2000, the Company entered into an executive employment agreement with Patrick J. O'Leary, Ph.D. Under the agreement, Dr. O'Leary will serve as Vice President and General Manager of the Company for a period of 3 years. The agreement provides for compensation of $160,000 per year. In connection with the sale of the Hemostasis business to Trinity Biotech plc in December of 2001, the Company terminated Dr. O'Leary's employment agreement on January 8, 2002.

     In February 2001, the Company entered into a Severance Agreement and Mutual Release with John H. Wheeler, the Company's former Chief Executive Officer. Pursuant to this agreement, Mr. Wheeler resigned from his positions as CEO, President and Director of the Company. In addition, we agreed to continue to pay Mr. Wheeler twelve months of salary at his final rate of pay of $197,500 per year. As of February 2002, the Company fulfilled all of its obligations with regard to the payment of Mr. Wheeler's salary continuation.

     In August 2001, the Company entered into an executive employment agreement with Timothy J. Dahltorp. Under the agreement, Mr. Dahltorp will serve as Chief Executive Officer and Chief Financial Officer of the Company for a period of 3 years. The agreement provides for a base salary of $200,000 per year, plus annual incentive compensation as determined by the Compensation Committee of the Board of Directors. The agreement also provides for severance of up to one year's base salary if the agreement is terminated by the Company under certain conditions.

     In February 2002, the Company entered into an executive employment agreement with John C. Gerdes, Ph.D. Under the agreement, Dr. Gerdes will serve as Chief Scientific Officer of the Company for a period of 3 years. The agreement provides for a base salary of $145,600 per year, plus annual incentive compensation as determined by the Compensation Committee of the Board of Directors. The agreement also provides for severance of up to 90 days base salary if the agreement is terminated by the Company under certain conditions.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2001, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Company director Stephen K. Schultheis is also the chief executive officer of Ansys Technologies, Inc. On October 1, 2001, the Company and Ansys entered into a Settlement and Mutual Release Agreement. This Agreement terminated certain letter agreements between Ansys and the Company that among other things had granted Ansys exclusive manufacturing rights for the Company's Xtra Amp(TM) products. In consideration for the termination of such rights, along with the transfer of all trade secrets and intellectual property relating to the manufacture of Xtra Amp(TM) from Ansys to the Company, the Company issued to Ansys a warrant to purchase 166,389 shares of the Company's common stock. The warrant is immediately exercisable at a strike price of $0.01 per share.

     Other than the transaction described above, during fiscal 2001, there were no transactions or series of related transactions to which the Company was a party, in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.


                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors recommended and the board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Ernst & Young LLP, to continue as our independent public accountant for the current fiscal year ending December 31, 2002. Ernst & Young served as the principal independent public accounting firm utilized by the Company during the year ended December 31, 2001. We anticipate that a representative of Ernst & Young will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Ernst & Young will be afforded an opportunity to make a statement if he or she so desires.

AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year were $86,338.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     In 2001, Ernst & Young LLP did not render any professional services for the
Company  in  connection   with   financial   information   systems   design  and
implementation.

ALL OTHER FEES

     In 2001, Ernst & Young LLP billed an aggregate of $27,175 for all other non-audit services performed for the Company in 2001. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Ernst & Young LLP.

     The Board of Directors Unanimously Recommends that Stockholders vote FOR ratifying the appointment of Ernst & Young LLP as our independent auditors.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of April 1, 2002, certain information regarding the ownership of the Company's common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors, (iii) each named executive officer, and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Xtrana, 590 Burbank Street, Suite 205, Broomfield, Colorado 80020. References to options to purchase common stock are either currently exercisable or will be exercisable within 60 days of April 1, 2002.

                                      NUMBER OF SHARES         PERCENT OF CLASS
                                     BENEFICIALLY OWNED       BENEFICIALLY OWNED
                                            (1)                       (2)
                                     ------------------       ------------------

John Gerdes....................         1,599,836  (3)                9.2%
Jack Wheeler...................         1,282,840  (5)                7.4
Diane Kozwich..................         1,267,668  (4)                7.3
Michael D. Bick, Ph.D..........         1,053,860  (6)                6.1
Steve Schultheis...............           945,677  (7)                5.5
Price Paschall.................           348,749  (8)                2.0
Doug Ayer......................           236,633  (9)                1.4
Timothy Dahltorp...............           145,832  (10)                 *
James H. Chamberlain...........            62,749  (11)                 *

All directors and executive
   officers as a group
   (seven persons).............         4,393,336  (12)              25.4%

----------
* Less than 1%.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at November 7, 2001.
(2) Percentage ownership is based on 17,323,498 shares of common stock outstanding as of April 1, 2002.
(3) Includes 169,768 shares held in escrow pursuant to the merger agreement between Xtrana, Inc. and Biopool International, Inc.
(4) Includes 137,173 shares held in escrow pursuant to the merger agreement between Xtrana, Inc. and Biopool International, Inc.
(5) Includes 135,815 shares held in escrow pursuant to the merger agreement between Xtrana, Inc. and Biopool International, Inc.
(6) Includes 65,910 shares of common stock subject to options and 1,022,950 shares held in the Bick Family Trust.
(7) Includes common shares owned by Ansys Technologies, Inc. (of which 79,644 shares are held in escrow pursuant to the merger agreement between Xtrana, Inc. and Biopool International, Inc.), 166,389 shares of common stock subject to currently exercisable warrants held by Ansys, and 28,749 shares of common stock subject to options held by Mr. Schultheis. Mr. Schultheis is the CEO and a director of Ansys. In such capacities Mr. Schultheis may be deemed to beneficially own shares of common stock beneficially held by Ansys, but disclaims such beneficial ownership, except to the extent of his economic interest in these shares.

(8) Includes275,000 shares of common stock subject to currently exercisable warrants and 73,749 shares of common stock subject to options that are currently exercisable or that will become exercisable within the next 60 days.
(9) Includes 236,633 shares of common stock subject to options that are currently exercisable or that will become exercisable within the next 60 days.
(10) Includes 135,832 shares of common stock subject to options that are currently exercisable or that will become exercisable within the next 60 days.
(11) Includes 58,749 shares of common stock subject to options that are currently exercisable or that will become exercisable within the next 60 days.
(12) Includes 564,622 shares of common stock subject to options that are currently exercisable or that will become exercisable within the next 60 days, and 441,389 shares of common stock subject to currently exercisable warrants.

                            PROPOSALS OF STOCKHOLDERS

     A proper proposal submitted by a stockholder for presentation at the Company's 2003 Annual Meeting that is received at the Company's executive offices no later than December 31, 2002, will be included in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting.

                                  OTHER MATTERS

     The Company's management knows of no other matters to be submitted to the Company's Annual Meeting. If any other matters properly come before the meeting, it is the intention that the persons named in the enclosed form of proxy vote the proxies in accordance with their judgment.

                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by the Company. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone or otherwise for the purpose of soliciting such proxies.

                                  ANNUAL REPORT

     COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2001 ON FORM 10-KSB ACCOMPANIES THIS PROXY STATEMENT.


                                            ON BEHALF OF THE BOARD OF DIRECTORS


                                            /s/ Michael D. Bick, Ph.D.
                                            -----------------------------------
                                            Michael D. Bick, Ph.D.
                                            Chairman of the Board of Directors

                                  XTRANA, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a stockholder of XTRANA, INC., a Delaware corporation, (the "Company") hereby appoints Michael Bick, Ph.D. and Timothy J. Dahltorp, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on June 13, 2002, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

     The Board of Directors recommends a FOR vote on all proposals listed below.

     1.   To elect the Board of Directors' seven nominees as directors.

           Michael D. Bick, Ph.D.     Douglas L. Ayer       James H. Chamberlain
           John C. Gerdes, Ph.D.     N. Price Paschall       Timothy J. Dahltorp

          _____ FOR NOMINEES  LISTED  (except as marked to the  contrary  below)
          _____ WITHHELD

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

          ----------------------------------------------------------------------

          The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

     2. To ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company.

                  ____ FOR             ____ AGAINST         ____ ABSTAIN

               The  undersigned  hereby  revokes  any other proxy to vote at the
          Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. As to any other business that may properly come before the Annual Meeting and any of its postponements or adjournments, the proxy holder is authorized to vote in accordance with its best judgment.

               THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

               The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 29, 2002 relating to the Annual Meeting.

                                     Date:  ______________________________, ____


                                        ----------------------------------------


                                        ----------------------------------------
                                                  Signature(s) of Stockholder(s)
                                                        (See Instructions Below)

               The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

          [_] Please indicate by checking this box if you anticipate attending the Annual Meeting.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                  XTRANA, INC.